AMENDMENT AND EXCHANGE AGREEMENT

This Amendment and Exchange Agreement (the “Agreement”), dated as of July 31, 2015, is made by and among AllDigital Holdings, Inc., a Delaware corporation (the “Company”) and the investors constituting the holders of at least a majority in principal amount (“Majority in Interest”) of the Company’s 5% Senior Secured Convertible Note due December 31, 2016 (“Original Notes”) identified on the signature pages hereto. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to them in the Securities Purchase Agreement (the “Purchase Agreement”) by and among the Company and each of the holders (each an “Investor” and collectively, the “Investors”) of the Company’s Original Notes, effective as of the date the Purchase Agreement was executed by the Company.

RECITALS

A. Each Investor purchased an Original Note from the Company pursuant to the Purchase Agreement, and, in connection therewith, also entered into a Security Agreement dated as of the effective date of the Purchase Agreement (“Original Security Agreement”).

B. The Company desires to extend the Note Maturity Date (as defined in the Original Notes) of the Original Notes to December 31, 2017 and make all unpaid interest due and payable on the Note Maturity Date and therefore, the Company and the holders of at least the Majority in Interest of the Original Notes desire to enter into this Agreement, pursuant to which, among other things, the Company and each Investor shall exchange the Original Note held by each such Investor for a 5% Senior Secured Convertible Note due December 31, 2017 with unpaid interest due and payable on the new maturity date (collectively, the “Exchanged Notes”). The Exchanged Notes will be substantially identical to the Original Notes except that the maturity date of the Exchanged Notes will be December 31, 2017 and all unpaid interest due and payable under the Exchanged Notes will be due and payable on the new maturity date. The Exchanged Notes will be convertible into common stock of the Company (the “Exchanged Conversion Shares” and together with the Exchanged Notes, the “Securities”). Interest on the Exchanged Notes shall accrue at the interest rate described therein and shall commence accruing on the Original Issue Date of the Original Notes.

C. Any provision of the Original Notes may be amended upon written consent of the Company and holders of a Majority in Interest of the Original Notes. Therefore, each of the Original Notes shall be amended and exchanged for Exchanged Notes at the Closing (as defined below).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

1. EXCHANGE.

1.1 Exchange. On the Closing Date (as defined below) each Investor shall, and the Company shall, exchange the Original Note held by such Investor for an Exchanged Note. At the Closing (as defined below), the following transactions shall occur (such transactions in this Section 1, the “Exchange”):

(a) Delivery. In exchange for an Investor’s Original Note, the Company shall deliver or cause to be delivered to the Investor an Exchanged Note. Each Investor shall deliver or cause to be delivered to the Company (or its designee) the Original Note, as soon as commercially practicable following the Closing. As of the Closing Date, all of the Investors’ rights under the Original Notes shall be extinguished and the Original Note shall be cancelled. As of the Closing Date, the Exchanged Note shall be deemed issued by the Company but will not be delivered to the Investor until the Company’s receipt of the Investor’s Original Note.

(b) Other Documents. The Company and the Investor shall execute and/or deliver such other documents and agreements as are customary and reasonably necessary to effectuate the Exchange, including an Amended and Restated Security Agreement (“New Security Agreement”) that will replace the Original Security Agreement.

1.2 Closing. The closing of the Exchange (the “Closing”) shall occur on July 31, 2015 or such other date as is mutually acceptable to the holders of a Majority in Interest of the Original Notes and the Company (the “Closing Date”).

2. REPRESENTATIONS AND WARRANTIES.

2.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors as follows:

(a) Organization and Qualification. The Company is duly formed and validly existing under the laws of Nevada, with full power and authority to conduct its business as it is currently being conducted and to own its assets. The Company is not in violation of any of the provisions of its certificate or articles of incorporation or bylaws. The Company is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(b) Authorization; Enforcement. The Company has the requisite corporate authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company and no further consent or action is required to be obtained or taken, as the case may be, by the Company, its Board of Directors or its stockholders. This Agreement has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not, and will not, (i) conflict with or violate any provision of the Company’s certificate of incorporation or bylaws, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound, or affected, except to the extent that such conflict, default, termination, amendment, acceleration or cancellation right would not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including, assuming the accuracy of the representations and warranties of the Investors set forth in Section 3.2 hereof, federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject), or by which any property or asset of the Company are bound or affected, except to the extent that such violation would not reasonably be expected to have a Material Adverse Effect.

(d) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than: (i) the filing of a financing statement in accordance with the Uniform Commercial Code with the Secretary of State of Nevada, and (ii) the filing of a Form D with the SEC and such filings as are required to be made under applicable state securities laws.

(e) The Securities. The Securities are duly authorized and, when issued in accordance with the terms of this Agreement or the Exchanged Note, will be duly and validly issued, fully paid and non-assessable, free and clear of all liens and will not be subject to preemptive or similar rights of stockholders (other than those imposed by the Investors). The Securities, when duly executed and delivered by the Company, will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

(f) No General Solicitation. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

(g) Private Placement; Investment Company; U.S. Real Property Holding Corporation. Neither the Company nor any of its Affiliates nor, to the Company’s knowledge, any Person acting on the Company’s behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of any applicable law. Assuming the accuracy of the representations and warranties of the Investors set forth in Section 2.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investors as contemplated hereby. The Company is not required to be registered as, and is not an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company is not required to be registered as a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980.

(h) Acknowledgment Regarding Investors’ Purchase of Securities. The Company acknowledges and agrees that each of the Investors, in their capacity as such, is acting solely in the capacity of an arm’s length investor with respect to this Agreement and the transactions contemplated hereby and thereby. The Company further acknowledges that no Investor, in its capacity as such, is acting as a financial advisor or fiduciary of the Company with respect to this Agreement and the transactions contemplated hereby and any advice given by any Investor or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby and thereby is merely incidental to the Investors’ purchase of the Securities. The Company further represents to each Investor that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its advisors and representatives.

(i) Seniority. As of the Closing, no indebtedness or other claim against the Company is senior to the Exchanged Notes in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

2.2 Representations and Warranties of the Investors. Each Investor hereby, as to itself only and for no other Investor, represents and warrants to the Company as follows:

(a) Organization; Authority. Such Investor that is an entity is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership or other power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The purchase of the Securities hereunder by such Investor that is an entity has been duly authorized by all necessary corporate, partnership or other action on the part of such Investor. Such Investor that is an individual has the capacity to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Investor and constitutes the valid and binding obligation of such Investor, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. Such Investor is acquiring the Securities in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and such Investor does not have a present intent to effect any distribution of the Securities to or through any person or entity; provided, however, that by making the representations herein, such Investor does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

(c) Investor Status. At the time such Investor was offered the Securities, it was, and at the date hereof it is an “accredited investor” as defined in Rule 501(a) under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Investor is not a registered broker dealer registered under Section 15(a) of the Exchange Act, or a member of the Financial Industry Regulatory Authority, Inc. or an entity engaged in the business of being a broker dealer. Except as otherwise disclosed in writing to the Company prior to the date of this Agreement, such Investor is not affiliated with any broker dealer registered under Section 15(a) of the Exchange Act, or a member of the Financial Industry Regulatory Authority, Inc. or an entity engaged in the business of being a broker dealer.

(d) General Solicitation. Such Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media, broadcast over television or radio, disseminated over the Internet or presented at any seminar or any other general solicitation or general advertisement.

(e) Experience of Such Investor. Such Investor, either alone or together with its representatives has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Investor understands that it must bear the economic risk of this investment in the Securities indefinitely, and is able to bear such risk and is able to afford a complete loss of such investment.

(f) Access to Information. Such Investor acknowledges that it has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(g) No Governmental Review. Such Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(h) No Conflicts. The execution, delivery and performance by such Investor of this Agreement and the consummation by such Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Investor that is an entity or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such that are not material and do not otherwise affect the ability of such Investor to consummate the transactions contemplated hereby.

(i) Restricted Securities. The Investors understand that the Securities are characterized as “restricted securities” inasmuch as they are being acquired from the Company in a transaction not involving a public offering. The Investors understand that the Securities have not been registered under the Securities Act or any applicable state securities law and that under such laws and applicable regulations such Securities may be resold without registration under the Securities Act only in certain limited circumstances.

(j) Legends. It is understood that, except as provided in Section 4.1(b) of the Purchase Agreement, certificates evidencing the Securities will bear the legend set forth in Section 4.1(b) of the Purchase Agreement.

(k) No Legal, Tax or Investment Advice. Such Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase of the Securities constitutes legal, tax or investment advice. Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

3. MISCELLANEOUS.

Sections 4 and 5 of the Purchase Agreement are hereby incorporated by reference herein, mutatis mutandis.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ALLDIGITAL HOLDINGS, INC.

By:
Name:	Michael F. Linos
Title:	CEO and President

COMPANY SIGNATURE PAGE

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Amendment and Exchange Agreement dated as of July 31, 2015 (the “Agreement”) by and among AllDigital Holdings, Inc. and the Investors (as defined therein), as to the principal amount of the Notes set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

By:
Name:
Title:

Address:

Telephone No.:

Facsimile No.:

Email Address:

Principal Amount of Original Notes Exchanged: $________

Delivery Instructions (if different than above):

c/o: _______________________________________________________________

Address: ___________________________________________________________

___________________________________________________________

Telephone No.: ______________________________________________________

Facsimile No. : _______________________________________________________

Other Special Instructions: ______________________________________________